Fees Summary	Nov. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,106,898.54
Previously Paid Amount	0.00
Total Fee Amount	1,671.96
Total Offset Amount	0.00
Net Fee	$ 1,671.96